Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2023
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Rutland Square Trust II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Strategic Advisers® Large Cap Fund and Strategic Advisers® Small-Mid Cap Fund (each, an "Acquired Fund" and, together, the "Acquired Funds") and Strategic Advisers® U.S. Total Stock Fund ("Acquiring Fund"), a new series of Fidelity Rutland Square Trust II, pursuant to which  each Acquired Fund would be reorganized on a tax-free basis with and into the Acquiring Fund.
As a result of the proposed Reorganization, shareholders of each Acquired Fund would receive shares of the Acquiring Fund.
The Agreement provides for the transfer of all of the assets of each Acquired Fund in exchange for shares of the Acquiring Fund equal in value to the net assets of each respective Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund. After the exchange, each Acquired Fund will distribute the Acquiring Fund shares to its shareholders pro rata, in liquidation of each Acquired Fund. As a result, shareholders of each Acquired Fund will become shareholders of the Acquiring Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of each Acquired Fund is expected to be held during the third quarter of 2024 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of each Acquired Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about August 16, 2024. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter. The Reorganization is conditional on the approval of shareholders of both Acquired Funds. In the event shareholders of one Acquired Fund fail to approve the Agreement, both Acquired Funds will continue to engage in business as registered investment companies, even if shareholders of the other Acquired Fund approve the Reorganization.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Strategic Advisers U.S. Total Stock Fund please call 1-800-544-3455. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., FIAM LLC, FIL Investment Advisors, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, River Road Asset Management, LLC, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SMC-SUSTK-0324-107 1.9878687.107	March 27, 2024